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                                                                    EXHIBIT 10.8

                            INDEMNIFICATION AGREEMENT


     THIS AGREEMENT is made this ____ day of ___________, 19___ between BancTec, Inc., a Delaware corporation (the "Company"), and _________________________, ("Indemnified Party").


                             W I T N E S S E T H:


     WHEREAS, highly competent persons are becoming more reluctant to serve publicly-held corporations as directors or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

     WHEREAS, the current impracticability of obtaining adequate insurance and the uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons; and

     WHEREAS, the Board of Directors of the Company has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such protection in the future; and

     WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

     WHEREAS, Indemnified Party is willing to serve, continue to serve and to take on additional service for or on behalf of the Company on the condition that Indemnified Party be so indemnified;

     NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnified Party do hereby covenant and agree as follows:

1.   Indemnification - General.

     The Company shall indemnify and advance Expenses (as hereinafter defined) to Indemnified Party to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may thereafter from time to time permit. The rights of Indemnified Party provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other Sections of this Agreement.

2.   Proceedings Other Than Proceedings by or in the Right of the Company.

     Indemnified Party shall be entitled to the indemnification rights provided in this Section 2 if, by reason of his Corporate Status (as hereinafter defined), he is, or is threatened to be made, a party to any threatened, pending or completed Proceeding (as hereinafter defined), other than a Proceeding by or in the right of the Company. Pursuant to this Section 2, Indemnified Party shall be indemnified against Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.


3.   Proceedings by or in the Right of the Company.
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     Indemnified Party shall be entitled to the indemnification rights provided in this Section 3, if, by reason of his Corporate Status, he is, or is threatened to be made, a party to any threatened, pending or completed Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 3, Indemnified Party shall be indemnified against Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company. Notwithstanding the foregoing, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnified Party shall have been adjudged to be liable to the Company if applicable law prohibits such indemnification; provided, however, that, if applicable law so permits, indemnification against Expenses shall nevertheless be made by the Company, despite such adjudication of liability, if and only to the extent that the Court of Chancery of the State of Delaware, or the court in which such Proceedings shall have been brought or is pending, shall determine.

4.   Indemnification of Expenses of a Party Who is Wholly or Partly Successful.

     Notwithstanding any other provision of this Agreement, to the extent that Indemnified Party is, by reason of his Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnified Party is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnified Party against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successful resolved claim, issue or matter. For the purposes of this Section 4 and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

5.   Contribution.

     In the event that the indemnity contained in Sections 2, 3 or 4 of this Agreement is unavailable or insufficient to hold Indemnified Party harmless in a Proceeding described therein, then in accordance with the provisions of Section 145(f) of the Delaware General Corporation Law, and separate from and in addition to the indemnity provided elsewhere herein, the Company shall contribute to Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnified Party in connection with such Proceeding or any claim, issue or matter therein, in such proportion as appropriately reflects the relative benefits received by, and fault of, the Company on the one hand and Indemnified Party on the other in the acts, transactions or matters to which the Proceeding relates and other equitable considerations.

6.   Procedure for Determination of Entitlement to Indemnification.

     (a) To obtain indemnification under this Agreement, Indemnified Party shall submit to the Company a written request, including such documentation and information as is reasonably available to Indemnified Party and is reasonably necessary to determine whether and to what extent Indemnified Party is entitled to indemnification. The determination of Indemnified Party's entitlement to indemnification shall be made not later than 60 days after receipt by the Company of the written request for indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that Indemnified Party has requested indemnification.

     (b) Indemnified Party's entitlement to indemnification under any of Sections 2, 3, 4 and 5 of this Agreement shall be determined in the specific case: (i) by the Board of Directors by a majority vote of a quorum of the Board consisting of Disinterested Directors (as hereinafter defined); (ii)

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          by Independent Counsel (as hereinafter defined), in a written opinion if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs; or, (iii) by the stockholders of the Company. If, with regard to Section 5 of this Agreement, such a determination is not permitted by law or if a quorum of Disinterested Directors so directs, such determination shall be made by the Chancery Court of the State of Delaware or in the court in which the Proceeding giving rise to the claim for indemnification is brought.

     (c) In the event that the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 6(b) of this Agreement, the Independent Counsel shall be selected as provided in this Section 6 (c). The Independent Counsel shall be selected by the Board of Directors, and the Company shall give written notice to Indemnified Party advising him of the identity of the Independent Counsel so selected. Indemnified Party may, within seven (7) days after receipt of such written notice of selection shall have been given, deliver to the Company a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 13 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is made, the Independent Counsel so selected shall be disqualified from acting as such. If, within twenty (20) days after submission by Indemnified Party of a written request for indemnification pursuant to Section 6(a) of this Agreement, no Independent Counsel shall have been selected, or if selected shall have been objected to, in accordance with this Section 6(c), either the Company or Indemnified Party may petition the Court of Chancery of the State of Delaware for the appointment as Independent Counsel of a person selected by such court or by such other person as such court shall designate, and the person so appointed shall act as Independent Counsel under Section 6(b) of this Agreement, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 6(c), regardless of the manner in which such Independent Counsel was selected or appointed.

7.   Advancement of Expenses.

     The Company shall advance all reasonable Expenses incurred by or on behalf of Indemnified Party in connection with any Proceeding within twenty (20) days after the receipt by the Company of a statement or statements from Indemnified Party requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding.
     Indemnified Party shall, and hereby undertakes to, repay any Expenses advanced if it shall ultimately be determined that Indemnified Party is not entitled to be indemnified against such Expenses.

8.   Presumptions and Effect to Certain Proceedings.

     The termination of any Proceeding described in any of Sections 2, 3, or 4 of this Agreement, or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnified Party to indemnification or create a presumption that Indemnified Party did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnified Party had reasonable cause to believe that his conduct was unlawful.

9.   Term of Agreement.

     All agreements and obligations of the Company contained herein commence as of the time the

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     Indemnified Party commenced to serve as a director, officer, employee or agent of the Company (or commenced to serve at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue for so long as Indemnified Party shall so serve or shall be, or could become, subject to any possible Proceeding in respect of which Indemnified Party is granted rights of indemnification or advancement of expenses hereunder.

10.  Notification and Defense of Claim.

     Promptly after receipt by Indemnified Party of notice of the commencement of any Proceeding, Indemnified Party will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but the omission to notify the Company will not relieve it from any liability which it may have to Indemnified Party otherwise than under this Agreement. With respect to any such Proceeding as to which Indemnified Party notifies the Company of the commencement thereof:

     (a) The Company will be entitled to participate therein at its own expense.

     (b) Except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to Indemnified Party. After notice from the Company to Indemnified Party of its election so to assume the defense thereof, the Company will not be liable to Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by Indemnified Party in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnified Party shall have the right to employ counsel in such Proceeding but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnified Party unless (i) the employment of counsel by Indemnified Party has been authorized by the Company, (ii) Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnified Party in the conduct of the defense of such Proceeding or (iii) the Company shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which cases the fees and expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Indemnified Party shall have made the conclusion provided for in (ii) above.

     (c) The Company shall not be liable to indemnify Indemnified Party under this Agreement for any amounts paid in settlement of any Proceeding or claim effected without its written consent. The Company shall not settle any Proceeding or claim in any manner which would impose any penalty or limitation on Indemnified Party without Indemnified Party's written consent. Neither the Company nor Indemnified Party will unreasonably withhold their consent to any proposed settlement.

11.  Enforcement.

     (a) The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnified Party to continue as a director or officer of the Company, and acknowledges that Indemnified Party is relying upon this Agreement in continuing in such capacity.

     (b) In the event Indemnified Party is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Company shall reimburse

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          Indemnified Party for all of Indemnified Party's reasonable fees and expenses in bringing and pursuing such action.

12.  Non-Exclusivity of Rights.

     The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnified Party may at any time be entitled under applicable law, the Certificate of Incorporation, the Bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise.

13.  Definitions.

     For purposes of this Agreement:

     (a) "Corporate Status" described the status of a person who is or was a director, officer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Company.

     (b) "Disinterested Director" means a director of the Company who is not and was not at any time a party to the Proceeding in respect of which indemnification is sought by Indemnified Party.

     (c) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend or investigation a Proceeding.

     (d) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or Indemnified Party in any matter material to either such party or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnified Party in an action to determine Indemnified Party's rights under this Agreement.

     (e) "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal administrative or investigative.

14.  Separability.

     Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof.

15.  Governing Law; Binding Effect; Amendment and Termination.

     (a) This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

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     (b)  This Agreement shall be binding upon Indemnified Party and upon the
          Company, its successors and assigns, and shall inure to the benefit of Indemnified Party, his heirs, personal representatives and assigns and to the benefit of the Company, its successors and assigns.

     (c) No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by the parties.


     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.


                                    BANCTEC, INC.


                                    _______________________________
                                    Grahame N. Clark, Jr.
                                    Chairman and Chief Executive Officer


                                    INDEMNIFIED PARTY


                                    _______________________________
                                    (Name)

                                    Address:  _______________________________

                                           _______________________________

                                           _______________________________

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